AMENDMENT TO ESCROW INSTRUCTIONS

TO: CHICAGO TITLE COMPANY, licensed by the California Department of Insurance

4041 MacArthur Blvd., Suite 490, NEWPORT BEACH, CALIFORNIA 92660
(949)724-3104 Fax (949)724-3186

Escrow No. 118200135 - M26 Escrow Officer Dennis Chaplin Date May 9, 2011

Property: 22201 and 22135 Alessandro, Moreno Valley, CALIFORNIA

The Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate, by and between BFG2011 Limited Liability Company, a New Jersey limited liability company, doing business in California as "22135 Alessandro, LLC" ("Buyer"), as buyer, and Supreme Indiana Operations, Inc., a Delaware corporation, successor-by-merger to Supreme Properties West, Inc., a Delaware corporation ("Seller"), as seller (the "Agreement"), and the instructions in the above-numbered escrow are hereby amended and/or supplemented as set forth herein:

EXPECTED CLOSING DATE:

The Expected Closing Date is hereby amended to be on or before Wednesday, May 11, 2011.

DATE OF AGREEMENT:

Buyer and Seller hereby acknowledge and agree that the Date of Agreement is May 3, 2011.

ESCROW HOLDER AND TITLE COMPANY:

The Escrow Holder and Title Company as defined in the Agreement are hereby amended to be Chicago Title Company.

ASSESSOR'S PARCEL NUMBERS:

Buyer and Seller hereby acknowledge and agree that the Assessor's Parcel Numbers for the Property include parcel number 297-130-034-1, 297-130-037-4 and 297-130-038-5.

GENERAL PROVISIONS:

Buyer and Seller hereby acknowledge receipt of Escrow Holder's General Provisions a copy of which is attached hereto and made a part hereof.

GAP-STYLE CLOSING:

Subject to approval of Buyer's lender, this escrow shall be deemed closed on the date and at such time thereon as Escrow Holder is in receipt of:

AMENDMENT TO ESCROW INSTRUCTIONS (CONTINUED)

TO: CHICAGO TITLE COMPANY

Escrow No. 118200135 - M26
Date May 9, 2011

(a) all documents and funds required in accordance with the instructions in this escrow; and

(b) Escrow Holder is in a position to obtain the irrevocable commitment of the Title Company to issue the policies of title insurance to be issued in connection with the closing of this escrow.

If required in connection therewith, seller shall deposit a Gap Indemnity in a form acceptable to Seller and the Title Company.

DISCLOSURES:

Buyer and Seller acknowledge and agree that all of the disclosures required to be made pursuant to the Agreement have been made outside of escrow, including but not limited to the disclosures required to be made pursuant to paragraph 9.1(a) of the Agreement, and that all conditions to closing with respect thereto have been satisfied and/or waived.

PLOTTED EASEMENTS:

Buyer and Seller acknowledge and agree that, contrary to the provisions of paragraph 9.1(f) of the Form Agreement, Escrow Holder shall not be required to obtain and provide to Buyer a scaled and dimensioned plot showing the location of any easements.

UPDATED COMMITMENT:

Contrary to the requirement set forth in paragraph 10.1 of the Agreement that Escrow Holder obtain an updated Title Commitment, unless required in order to issue policies of title insurance to be issued as a condition to the close of the escrow, it shall not be a requirement that Escrow Holder obtain and provide Buyer and Seller with an updated Title Commitment.

PRORATIONS:

Buyer and Seller acknowledge and agree that the only proration to be performed at the close of escrow is the proration of the May rent due in connection with the lease being entered into by and between Buyer and Seller as of the close of escrow. Buyer and Seller further acknowledge and agree that the May rent is in the amount of $24,000.00 and do hereby authorize and instruct Escrow Holder to prorate same as of the closing date on the basis of thirty-one (31) days in the month of May and not on the basis of thirty (30) days as provided for the in the General Provisions attached hereto, charging Seller and crediting Buyer.

AMENDMENT TO ESCROW INSTRUCTIONS (CONTINUED)

TO: CHICAGO TITLE COMPANY

Escrow No. 118200135 - M26
Date May 9, 2011

SECURITY DEPOSIT:

Buyer and Seller hereby authorize and instruct Escrow Holder to charge Seller and to credit Buyer for a security deposit in the amount of $72,000.00 due in connection with the lease being entered into by and between Buyer and Seller as of the close of escrow.

1031 EXCHANGE:

Buyer and Seller hereby represent and warrant to each other and to Escrow Holder that neither party is participating in a 1031 exchange.

CONDITIONS TO CLOSE:

Buyer and Seller acknowledge and agree that all of the conditions to the close of this escrow covered under paragraphs 8.6 and 9.1 of the Form Agreement and under paragraph 8(c), 8(d) and 8(e) of the Addendum to Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate have been satisfied and/or waived.

Capitalized terms not otherwise defined herein shall have the same meaning as given to said terms in the Agreement.

ALL OTHER TERMS AND CONDITIONS ARE TO REMAIN THE SAME.

Seller:	Buyer:
Supreme Indiana Operations, Inc.,	BFG2011 Limited Liability Company,
a Delaware corporation,	a New Jersey limited liability company,
as successor-in-interest by merger to	doing business in California as
Supreme Properties West, Inc.,	"22134 Alessandro, LLC"
a Delaware corporation	
By: Matthew W. Long	By: ______________
Name: [signature]	Name: ______________
Title: Chief Financial Officer	Title: ______________
By: Jeffery D. Mowery	By: ______________
Name: [signature]	Name: ______________
Title: Vice President	Title: ______________